Inventories	12 Months Ended
Dec. 31, 2025
Inventories
Inventories
9.	Inventories

	2025	2024
	$	$
In-process inventory	1,966	2,786
Supplies and other	5,879	5,909
	7,845	8,695

In-process inventory are measured at the lower of weighted average production cost and net realizable value. Net realizable value is calculated as the difference between the estimated selling price and estimated costs to complete processing into a saleable form plus variable selling expenses. For the year ended December 31, 2025, no provision was recorded to adjust the inventories to their net realizable value (2024 – $0.7 million). In addition, an amount of $0.3 million was recorded in 2025 to write-off inventories related to QR Mill (Note 11) (2024 – nil). Production costs include the cost of materials, labour, mine site production overheads and depreciation to the applicable stage of processing.